Exhibit 99.1

Severance Agreement and General Release

This Severance Agreement and General Release (this “Agreement”), dated as of July 19, 2021 (the “Separation Date”), is made and entered into by Jack Blount (“Employee”) and Intrusion, Inc., a Delaware company (the “Company”).

WHEREAS, the Company and Employee terminated the employment relationship effective as of the date hereof; and

WHEREAS, Employee acknowledges that he was at all times an employee at-will.

NOW THEREFORE, the parties do hereby agree as follows:

1.                Termination of Employment. The employment of Employee with the Company is terminated as of the Separation Date. After the Separation Date, Employee will not represent himself as being an employee, officer, attorney, agent, or representative of the Company for any purpose.

2.                Consideration. In consideration for Employee’s execution, non-revocation of, and compliance with this Agreement, including, without limitation, the waiver and release of claims in Section 4, the Company agrees to pay to Employee, subject to the provisions hereof, the total gross amount of $200,000.00 (less applicable payroll withholdings) payable in six (6) equal monthly installments and to be paid otherwise accordance with the Company’s routine payroll schedule, and subject to routing withholdings, on or before the last day of each consecutive month commencing on the last day of the month during which falls the eighth (8th) day after Employee executes this Agreement (the “Severance Payment”). Employee understands, acknowledges and agrees that the Severance Payment exceeds what he is otherwise entitled to receive upon separation from employment, and that these benefits are in exchange for executing this Agreement. Employee further acknowledges no entitlement to any additional payment or consideration not specifically referenced herein.

The Severance Payment is in addition to the following:

(a.)            Regular pay owed for services to be performed from 07/01/2021 through 07/19/2021 paid via final check;

(b.)            All unused accrued paid time off on final check;

(c.)            Continuation of Employee’s current health and insurance co-payments through January 31, 2022;

(d.)            The Employee’s outstanding deferred stock awards and stock options will be distributed, cashed out, or exercisable following termination to the extent provided by and in accordance with the terms of the individual grant agreements and the relevant plans;

(e.)            If Employee files for unemployment compensation with the state of Texas, Employer agrees not to contest same; and

3.                Employee Representations. In consideration of the Severance Payment as set forth in Section 2 above, Employee, for himself and on behalf of Employee’s heirs, executors, successors, administrators and assigns, hereby acknowledges or confirms that:

(a.)            the consideration set forth in Section 2 above is good and valuable consideration for his obligations hereunder;

(b.)            (i) he has no claims, complaints or actions of any kind filed against the Company with any court of law, or local, state or federal government or agency; and (ii) he has been properly paid for all hours worked for the Company, and that all commissions, bonuses and other compensation due to him has been paid, with the exception of his final payroll check for his wages and unused vacation through and including the Separation Date, which will be paid in accordance with Texas state law; and,

(c.)            he has not engaged in, and is not aware of, any unlawful conduct in relation to the business of the Company.

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Likewise, and for the avoidance of any doubt, the Company has no information nor any reason to suspect that Employee has engaged in any unlawful conduct in relation to the business of the Company.

4.                Release of the Company. Except as provided herein, in consideration of the Severance Payment as set forth in Section 2 above, Employee, for himself and on behalf of Employee’s heirs, executors, successors, insurers, administrators and assigns, hereby irrevocably and unconditionally, fully and forever release, acquit, waive and forever discharge the Company and its present and former Affiliates and their respective present and former directors, shareholders, members, managers, officers, agents, representatives, employees, successors and assigns, in their corporate and individual capacities (collectively, the “Releasees”) from any and all liabilities, demands, damages, debts, obligations, judgments, rights, fees, actions, expenses (inclusive of attorneys’ fees) causes of action and claims of any nature, kind or description whatsoever, whether accrued or to accrue, known or unknown, which Employee ever had, now has or hereafter may have against any of them through the date of this Agreement, including, without limitation, any claims under any federal, state, local or foreign law, that Employee may have, have ever had or may in the future have arising out of, or in any way related to Employee’s hire, benefits, employment, termination or separation from employment with the Company and any actual or alleged act, omission, transaction, practice, conduct, occurrence or other matter, including, but not limited to (i) any and all claims under Title VII of the Civil Rights Act, as amended, the Americans with Disabilities Act, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, the Equal Pay Act, as amended, the Employee Retirement Income Security Act, as amended (with respect to unvested benefits), the Civil Rights Act of 1991, as amended, Section 1981 of U.S.C. Title 42, the Sarbanes-Oxley Act of 2002, as amended, the Worker Adjustment and Retraining Notification Act, as amended, the National Labor Relations Act, as amended, the Age Discrimination in Employment Act, as amended, the Uniform Services Employment and Reemployment Rights Act, as amended, the Genetic Information Nondiscrimination Act of 2008, and all of their respective implementing regulations and any other federal, state, local or foreign law (statutory, regulatory or otherwise) that may be legally waived and released; (ii) any and all claims for compensation of any type whatsoever, including but not limited to claims for salary, wages, bonuses, commissions, incentive compensation, vacation and/or severance; (iii) any and all claims arising under tort, contract and/or quasi-contract law, including but not limited to claims of breach of an expressed or implied contract, tortious interference with contract or prospective business advantage, breach of the covenant of good faith and fair dealing, promissory estoppel, detrimental reliance, invasion of privacy, nonphysical injury, personal injury or sickness or any other harm, wrongful or retaliatory discharge, fraud, defamation, slander, libel, false imprisonment, negligent or intentional infliction of emotional distress; and (iv) any and all claims for monetary or equitable relief, including but not limited to attorneys’ fees, back pay, front pay, reinstatement, experts’ fees, medical fees or expenses, costs and disbursements. For purposes of this Agreement, “Affiliate” of a specified person or entity means a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person or entity.

Notwithstanding anything to the contrary herein, nothing in this Agreement shall be construed to release, acquit, waive and forever discharge the Company or any of the other Releasees from (a) any claim, demand, right or obligation of indemnity, defense, advancement of legal costs, or insurance coverage that Employee or Employee’s heirs, executors, successors, insurers, administrators and assigns may have; or (b) any rights or claims Employee or Employee’s heirs, executors, successors, insurers, administrators and assigns may have in connection with ownership of stock in the Company or any of its affiliates; or (c) any rights Employee or his heirs, executors, successors, insurers, administrators or assigns may have pursuant to any stock award, stock option, or stock option or grant agreements.

5.                Confidentiality. Employee acknowledges, represents and agrees that Employee will keep the fact of this Agreement and all of its terms completely confidential, and that Employee will not disclose any information concerning this Agreement to any person, including, but not limited to, any past, present, or prospective employees of the Company and its Affiliates, except Employee may disclose and provide a copy of the Agreement to any of Employee’s attorneys, representative, accountants, or immediate family. Employee further agrees that disclosure by Employee, except as necessary to implement the agreement, of the existence, terms, and conditions of this Agreement in violation of this section constitutes a material breach of the Agreement. These confidentiality obligations are not intended to restrict, and do not restrict, Employee’s right to raise concerns of alleged wrongdoing involving the Company to any governmental agency that regulates some aspect of the Company’s business and operations, including (but not limited to) the U.S. Securities and Exchange Commission, the National Labor Relations Board, the U.S. Equal Employment Opportunity Commission, the U.S. Department of Labor, and the U.S. Department of Commerce. Employee may disclose the existence and terms of this Agreement, and may disclose Company proprietary and confidential information, to any such governmental agencies, but only to the extent necessary to raise any concerns of alleged wrongdoing involving the Company.

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6.      Non-Compete. Employee agrees to the restrictive covenants in this Section in consideration of Employee's receipt of the Severance Payment, which consideration Employee agrees is adequate and good. The restrictive covenants in this Section apply for six (6) months immediately following the Separation Date, (the "Restricted Period"). The Restricted Period shall end upon the earlier of (a) the six-month anniversary of the Separation Date; and (b) the date after which the Company fails to make any payment described in Section 2 of this Agreement. During the Restricted Period, Employee agrees that he will not, without the Company's prior written consent, directly or indirectly, engage in any of the following activities:

(a.)	Non-Solicitation. Employee will not:

i.	Solicit, conduct business with, provide Competitive Products to, or accept business from, any person or entity: (A) who was a Company Customer for the purpose of marketing, selling or providing Competitive Products or otherwise engaging in a business competitive with the Company's business. This restriction shall apply, reasonably and narrowly, only to those Customers with whom Employee had contact for or on behalf of the Company, for whom Employee provided services or supervised employees who provided those services, or about whom Employee learned Confidential Information, in each case at any time during Employee's employment with the Company; or (B) was a prospective customer of the Company solicited by the Company within the 12 months preceding the Separation Date and with whom Employee had contact for the purposes of soliciting the person or entity to become a customer of the Company, or supervised employees who had those contacts, or about whom Employee learned Confidential Information during employment related to the Company's provision of products and services to such person or entity;

ii.	Raid, hire, employ, recruit or solicit any individual who is (or who was, within the six months prior to the Separation Date) a Company employee or consultant, to leave the Company to join a Competitor;

iii.	Induce or influence any Company employee or consultant who possesses Confidential Information of the Company to terminate his, her or its employment or other relationship with the Company; or

iv.	Assist anyone in any of the activities listed above.

(b.)	Non-Competition. Employee will not:

i.	Perform Competitive Services in the Restricted Area for or on behalf of any Competitor, in the same or similar capacity as Employee was employed by the Company as of the Separation Date, with respect to Competitive Products; or

ii.	Assist anyone in any of the activities listed above.

(c.)	Definitions

i.	"Restricted Area." Because of the national nature of the Company's business and the nature of Employee's duties and responsibilities for the Company, Employee's obligations under this Section 6 shall apply in each of the geographic areas which comprise the United States of America.

ii.	"Competitor" is any individual or entity (including a Customer) that engages in the business (in whole or in any part) of the Company, and which provides products and/or services that are the same as, substantially similar to (in terms of type, brand or purpose) or a competitive alternative for the products and/or services offered by the Company in the business, as of the Separation Date.

iii.	"Competitive Products" are products and/or services that are the same as, substantially similar to (in terms of type, brand or purpose) or a competitive alternative for the products and/or services offered by the Company in the business, including but not limited to products: (i) regarding which Employee performed any services for the Company at any time during the 24-month period preceding the Separation Date; and/or (ii) about which Employee had access to any Confidential Information at any time during the 24-month period preceding the Separation Date.

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(d.)	Exclusions. The foregoing shall not be deemed to prevent Employee from investing in securities if such class of securities in which the investment is made is listed on a national securities exchange or is of a company registered under Section 12(g) of the Securities Exchange Act of 1934 and, if the company in which such investment is made competes with the Company, such investment represents less than one (1%) percent of the outstanding securities of such class.

(e.)	Acknowledgment. Employee has carefully considered the nature and extent of the restrictions placed upon Employee, and the rights and remedies of the Company contained in Section 6 of this Agreement, and acknowledges and agrees that they are reasonable as to time, territory, and activity; are designed to eliminate unfair competition to the Company; do not stifle Employee's inherent skill and experience or prohibit Employee from being gainfully employed in Employee's chosen profession; are fully required to protect the legitimate interests of the Company; and do not confer a benefit upon the Company disproportionate to the restrictions imposed upon Employee, or the consideration given therefor.

7.                Remedies. In the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, Employee hereby consents and agrees that the Company shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.

Should Employee fail to abide by any of the terms of this Agreement or post-termination obligations contained herein, or should the Company discover that Employee has breached any material representations contained herein, the Company may, in addition to any other remedies it may have, reclaim any amounts paid to Employee under the provisions of this Agreement or terminate any benefits or payments that are later due under this Agreement, without waiving the releases provided herein.

8.                No Admission of Liability. This Agreement shall not be construed in any way as an admission by the Company or the Employee of any unlawful acts whatsoever against Employee or Company, respectively, or any other person or as an admission that the Company was obligated to pay any bonus or other compensation to Employee or any other person. The Company specifically disclaims any unlawful acts, or liability to Employee or any other person, on the part of itself, its officers, directors, employees, representatives, or its agents.

9.                Nondisparagement. Employee agrees that he will not, directly or indirectly, by any manner or means, in public or in private, accuse of any wrongful act, disparage, demean, insult, or defame the Company, its Affiliates, or any Releasees at any time. The Company agrees that it will not, directly or indirectly, by any manner or means, in public or in private, accuse of any wrongful act, disparage, demean, insult, or defame the Employee.

The Employee and the Company further agree he and it shall not make, participate in the making of, or encourage any other person to make, any public statements, written or oral, in whatever format, including, without limitation, electronic communications such as Internet message boards, which are intended to criticize, disparage, or defame the goodwill or reputation of, or which are intended to embarrass the other, any of its subsidiaries or affiliates, or any of their respective directors, officers, executives, or employees. Notwithstanding the foregoing or anything contained herein to the contrary, neither the Company nor Employee shall be prevented from making any statements required by law or by order of a court or other competent authority.

10.             Return of Company Property. Employee will immediately return to Company all Company property in Employee’s possession as of the Separation Date, including, but not limited to, computer equipment, and all documents related thereto, mobile phones, hand-held electronic devices, software, files, disks, keys, credit cards, access badges/cards and codes, administrative and user log-ins and passwords for all IT or other systems to which Employee has access as listed by the Company in EXHIBIT A hereto, and documents of any kind, which Employee has been provided; and Employee shall retain no copies of any such property or information. The Company agrees to return all personal property, including personal data and files, identified by Employee to Employee and to cooperate reasonably with Employee to insure that documents and data that are personal to Employee or that Employee as a shareholder of the Company is entitled to retain and that are so identified by Employee are provided to Employee. Employer’s obligation to pay Employee the Severance Payment is contingent upon Employee first returning all Company property in Employee’s possession to Employer.

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11.             At-Will Employment. By executing this Agreement, Employee acknowledges that Employee’s relationship with the Company was “at-will employment,” meaning that either Employee or the Company could terminate the relationship with or without notice and with or without cause, at any time each without liability to the other, except as to the responsibility of the company and the rights of the employee as provided by law.

12.             Governing Law. This Agreement is made and entered into in the State of Texas and shall in all respects be interpreted, enforced, and governed under the laws of the State of Texas. The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties. The parties further agree that there will be no presumption that any ambiguity in the Agreement shall be construed against the drafter of the Agreement.

13.             No Reemployment by the Company. As further consideration for the Severance Payment set forth in Paragraph 2, Employee agrees that Employee will not reapply for employment nor will Employee be reemployed at any time in the future at the Company or known affiliates. If Employee is employed by a company, which is obtained by or in the future becomes an affiliate of the Company, Employee’s employment status or rights will not be negatively affected by or held to this paragraph.

14.             Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement shall be held as unenforceable and thus stricken, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the Parties with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement or by making such other modifications as it deems warranted to carry out the intent and agreement of the Parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been set forth herein.

15.             Entirety of Agreement. This Agreement sets forth the entire Agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto, pertaining to the subject matter hereof, with the exception of the Confidentiality, Proprietary Information, and Inventions Agreement between the parties, dated June 10, 2020; the Code of Business Conduct and Ethics, acknowledged and agreed to by Employee on June 10, 2020; and, the Code of Ethics for Senior Financial Employees, acknowledged and agreed to by Employee on June 10, 2020, all of which shall remain in full force and effect.

16.             Arbitration. Except with respect to injunctive relief as provided herein (which relief may be sought from any court or administrative agency with jurisdiction with respect thereto), any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Dallas, Texas, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

17.             Amendment. This Agreement may not be modified or amended except by written agreement by Employee and the Company, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

18.             Binding Effect and Assignment. This Agreement and the terms and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns.

19.             Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Electronic transmission of any signed original document and/or retransmission of any signed electronic transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm electronic transmission by signing a duplicate original document.

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20.             Time Period for Enforceability/Revocation of Agreement. The making of the above-described Severance Payment by the Company is contingent upon the Employee executing and returning this Agreement to the Company and complying with the totality of all of his obligations as set forth under this Agreement. In accordance with the federal Older Workers Benefit Protection Act of 1990, Employee may take up to twenty-one (21) days to consider this Agreement prior to executing it. Employee may sign this Agreement at any time during this twenty-one (21) day period. Any changes made to this Agreement after presentation to Employee will not restart the running of the twenty-one (21) day period. Furthermore, Employee has a seven (7) day period after executing this Agreement during which time Employee may revoke Employee’s consent to the Agreement by giving written notification of the decision to revoke to the Company. This Agreement will not become effective or enforceable until such revocation period has expired.

21.             Acknowledgments. Employee and the Company represent and acknowledge that in executing this Agreement, each (a) knowingly, freely and voluntarily assents to all of the terms and conditions in this Agreement, including, without limitation, the waiver, release and covenants contained herein, (b) understand that each is entitled to obtain counsel to advise him/it as to his/its rights regarding this Agreement, (c) has either retained counsel or representation of his own selection or determined on his/its own volition not to retain counsel, and (d) has read the foregoing Agreement in its entirety and understands all of its terms.

This Agreement will become irrevocable and enforceable unless the Company physically receives written notification of revocation of this Agreement no later than seven (7) days after the date signed by Employee below. The Employee’s acceptance and any revocation are to be delivered to:

Intrusion, Inc.

101 E. Park Blvd., Suite 1200

Plano, TX  75074

Attn: Anthony J. LeVecchio

LEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS ARISING PRIOR TO ITS EXECUTION. YOU HAVE THE RIGHT TO AND SHOULD CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT.

INTRUSION, INC.

By: /s/ Anthony J. LeVecchio
Name: Anthony J. LeVecchio
Title: Chairman of the Board

EMPLOYEE

By: /s/ Jack B. Blount
Name: Jack B. Blount

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EXHIBIT A

The following is a comprehensive list of IT and other systems to which Employee has access:

System Name (Description)	Log-In	Password

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